UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2007

____________

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	0-5556 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
1530 Cornerstone Boulevard, Suite 100 Daytona Beach, Florida (Address of principal executive offices)		32117 (Zip Code)
Registrant’s telephone number, including area code: (386) 274-2202
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03                                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 24, 2007, the Board of Directors of Consolidated-Tomoka Land Co. (the "Company") amended Section 5.1 to the Company's bylaws, effective immediately, to allow for the issuance of uncertificated shares.  By allowing the issuance of uncertificated shares, the Company may participate in the Direct Registration System. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.

The Amended and Restated Bylaws of the Company are filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01                                Financial Statements and Exhibits

(d) Exhibits

Exhibit 3.2                                Amended and Restated Bylaws of Consolidated-Tomoka Land Co., as amended October 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2007
Consolidated-Tomoka Land Co. By: /s/ William H. McMunn William H. McMunn, President and Chief Executive Officer